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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

        CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2002

Motorcar Parts & Accessories, Inc.
(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2929 California Street, Torrance, California		90503
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (310) 212-7910

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        Attached hereto as Exhibit 99.1 is the press release issued by Motorcar Parts & Accessories, Inc. on October 10, 2002 which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 10, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS & ACCESSORIES, INC. (Registrant)
Date	October 10, 2002	/s/ ANTHONY SOUZA (Signature)*
Anthony Souza President

*Print name and title of the signing officer under his signature.

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FORM 8-K
INFORMATION TO BE INCLUDED IN THE REPORT
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits.
SIGNATURES